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                                                            OMB APPROVAL
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                      UNITED STATES                  Expires:      May 31, 2003
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 4, 2002
                                                   -----------------------------

                         Standard Automotive Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                     001-13657                52-2018607
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  (State or other jurisdiction          (Commission             (IRS Employer
        of incorporation)               File Number)         Identification No.)

  321 Valley Road, Hillsborough, New Jersey                         08844-4056
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   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (908) 874-7778
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          (Former name or former address, if changed since last report)

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         Item 5.  Other Events.

         On January 9, 2002, Standard Automotive Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                     (c)  Exhibits. The following documents are filed as
                                    exhibits to this Report:

                          99.1       Press Release, dated January 9, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Standard Automotive Corporation
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                                                   (Registrant)

        January 9, 2002                   /s/   Matthew B. Burris
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             Date                               Matthew B. Burris
                                                Chief Financial Officer